Exhibit 99.2
Last Updated     2/20/2009
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended December 31, 2008 and 2007

		3 Mo. Ended December			12 Mo. Ended December
Line		2008	2007	Incr (Decr)	2008	2007	Incr (Decr)
	EARNINGS CONTRIBUTION BY SUBSIDIARY ($ Millions)

1	Arizona Public Service	$(16)	$—	$(16)	$262	$284	$(22)
2	Pinnacle West Energy	—	—	—	—	—	—
3	APS Energy Services	1	(1)	2	2	(2)	4
4	SunCor	(36)	6	(42)	(49)	14	(63)
5	El Dorado	(2)	(1)	(1)	(10)	(6)	(4)
6	Parent Company	4	—	4	9	9	—

7	Income From Continuing Operations	(49)	4	(53)	214	299	(85)

	Income (Loss) From Discontinued Operations — Net of Tax
8	SunCor	2	2	—	23	9	14
9	Other	8	(3)	11	5	(1)	6

10	Total	10	(1)	11	28	8	20

11	Net Income (loss)	$(39)	$3	$(42)	$242	$307	$(65)

	EARNINGS PER SHARE BY SUBSIDIARY — DILUTED

12	Arizona Public Service	$(0.16)	$—	$(0.16)	$2.60	$2.82	$(0.22)
13	Pinnacle West Energy	—	—	—	—	—	—
14	APS Energy Services	0.01	(0.02)	0.03	0.02	(0.02)	0.04
15	SunCor	(0.35)	0.06	(0.41)	(0.48)	0.13	(0.61)
16	El Dorado	(0.02)	(0.01)	(0.01)	(0.10)	(0.06)	(0.04)
17	Parent Company	0.04	0.01	0.03	0.08	0.09	(0.01)

18	Income From Continuing Operations	(0.48)	0.04	(0.52)	2.12	2.96	(0.84)

	Income (Loss) From Discontinued Operations — Net of Tax
19	SunCor	0.02	0.02	—	0.22	0.09	0.13
20	Other	0.07	(0.03)	0.10	0.06	—	0.06

21	Total	0.09	(0.01)	0.10	0.28	0.09	0.19

22	Net Income (loss)	$(0.39)	$0.03	$(0.42)	$2.40	$3.05	$(0.65)

23	BOOK VALUE PER SHARE	$34.16	$35.15	$(0.99)	$34.16	$35.15	$(0.99)

	COMMON SHARES OUTSTANDING (Thousands)
24	Average — Diluted	100,836	100,963	(127)	100,965	100,835	130
25	End of Period	100,889	100,486	403	100,889	100,486	403

See Glossary of Terms.	Page 2 of 25

Last Updated     2/20/2009
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended December 31, 2008 and 2007

		3 Mo. Ended December			12 Mo. Ended December
Line		2008	2007	Incr (Decr)	2008	2007	Incr (Decr)
	ELECTRIC OPERATING REVENUES (Dollars in Millions)

	REGULATED ELECTRICITY SEGMENT
	Retail
26	Residential	$263	$263	$—	$1,454	$1,418	$36
27	Business	321	323	(2)	1,444	1,355	89

28	Total retail	584	586	(2)	2,898	2,773	125
	Wholesale revenue on delivered electricity
29	Traditional contracts	13	7	6	70	34	36
30	Off-system sales	20	17	3	88	49	39
31	Transmission for others	9	7	2	34	29	5
32	Other miscellaneous services	9	10	(1)	37	33	4

33	Total regulated operating electricity revenues	635	627	8	3,127	2,918	209

	MARKETING AND TRADING
34	Electricity and other commodity sales	9	29	(20)	67	138	(71)

35	Total operating electric revenues	$644	$656	$(12)	$3,194	$3,056	$138

	ELECTRIC SALES (GWH)

	REGULATED ELECTRICITY SEGMENT
	Retail sales
36	Residential	2,606	2,667	(61)	13,368	13,771	(403)
37	Business	3,650	3,685	(35)	15,425	15,400	25

38	Total retail	6,256	6,352	(96)	28,793	29,171	(378)
	Wholesale electricity delivered
39	Traditional contracts	198	190	8	1,074	923	151
40	Off-system sales	457	448	9	2,008	1,481	527
41	Retail load hedge management	267	125	142	1,074	1,026	48

42	Total regulated electricity	7,178	7,115	63	32,949	32,601	348

	MARKETING AND TRADING
43	Wholesale sales of electricity	245	1,681	(1,436)	2,434	9,397	(6,963)

44	Total electric sales	7,423	8,796	(1,373)	35,383	41,998	(6,615)

See Glossary of Terms.	Page 3 of 25

Last Updated     2/20/2009
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended December 31, 2008 and 2007

		3 Mo. Ended December			12 Mo. Ended December
Line		2008	2007	Incr (Decr)	2008	2007	Incr (Decr)
	POWER SUPPLY ADJUSTOR (“PSA”) - REGULATED ELECTRICITY SEGMENT (Dollars in Millions)

45	Deferred fuel and purchased power regulatory asset — beginning balance	$58	$150	$(92)	$111	$160	$(49)
46	Deferred fuel and purchased power costs — current period	(25)	(9)	(16)	78	189	(111)
47	Regulatory disallowance	—	—	—	—	(14)	14
48	Interest on deferred fuel	—	2	(2)	2	7	(5)
49	Amounts recovered through revenues	(25)	(32)	7	(183)	(231)	48

50	Deferred fuel and purchased power regulatory asset — ending balance	$8	$111	$(103)	$8	$111	$(103)

	MARKETING AND TRADING PRETAX GROSS MARGIN ANALYSIS (Dollars in Millions)

	Realized and Mark-To-Market Components
51	Electricity and other commodity sales, realized (a)	$8	$6	$—	$17	$43	$(26)
52	Mark-to-market reversals on realized sales (a) (b)	—	1	(1)	4	(7)	11
53	Change in mark-to-market value of forward sales	—	2	(2)	—	2	(2)

54	Total gross margin	$8	$9	$(1)	$21	$38	$(17)

	By Pinnacle West Entity

55	APS	$—	$—	$—	$—	$7	$(7)
56	Pinnacle West	8	9	(1)	21	31	(10)
57	APS Energy Services	—	—	—	—	—	—
58	Pinnacle West Energy	—	—	—	—	—	—

59	Total gross margin	$8	$9	$(1)	$21	$38	$(17)

Future Marketing and Trading Mark-to-Market Realization
As of December 31, 2008, Pinnacle West had accumulated net mark-to-market gains of $4 million related to our power marketing and trading activities.

(a)	Net effect on pretax gross margin from realization of prior-period mark-to-market included in line 51 and in line 52 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not earnings recognition. The arithmetic opposites of amounts included in line 51 are included in line 52. For example, line 52 shows that a prior-period mark-to-market loss of $4 million was transferred to “realized” for the total year of 2008. A $4 million realized loss is included in the $17 million on line 51 for the total year of 2008.

(b)	Quarterly amounts do not total to annual amounts because of intra-year mark-to-market eliminations.

See Glossary of Terms.	Page 4 of 25

Last Updated     2/20/2009
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended December 31, 2008 and 2007

		3 Mo. Ended December			12 Mo. Ended December
Line		2008	2007	Incr (Decr)	2008	2007	Incr (Decr)
	AVERAGE ELECTRIC CUSTOMERS

	Retail customers
60	Residential	980,268	972,654	7,614	977,944	966,013	11,931
61	Business	124,878	121,898	2,980	123,961	120,314	3,647

62	Total	1,105,146	1,094,552	10,594	1,101,905	1,086,327	15,578
63	Wholesale customers	49	56	(7)	51	61	(10)

64	Total customers	1,105,195	1,094,608	10,587	1,101,956	1,086,388	15,568

65	Customer growth (% over prior year)	1.0%	2.6%	(1.6)%	1.4%	3.3%	(1.9)%

	RETAIL SALES (GWH) - WEATHER NORMALIZED

66	Residential	2,666	2,704	(38)	13,500	13,390	110
67	Business	3,652	3,663	(11)	15,434	15,236	198

68	Total	6,318	6,367	(49)	28,934	28,626	308

	RETAIL USAGE (KWh/Average Customer)

69	Residential	2,658	2,742	(84)	13,669	14,256	(587)
70	Business	29,229	30,230	(1,001)	124,435	127,998	(3,563)

	RETAIL USAGE - WEATHER NORMALIZED (KWh/Average Customer)

71	Residential	2,720	2,780	(60)	13,804	13,861	(57)
72	Business	29,246	30,047	(801)	124,506	126,633	(2,127)

	ELECTRICITY DEMAND (MW)

73	Native load peak demand	5,443	5,089	354	7,026	7,128	(102)

See Glossary of Terms.	Page 5 of 25

Last Updated     2/20/2009
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended December 31, 2008 and 2007

		3 Mo. Ended December			12 Mo. Ended December
Line		2008	2007	Incr (Decr)	2008	2007	Incr (Decr)
	ENERGY SOURCES (GWH)

	Generation production
74	Nuclear	1,886	1,430	456	8,512	7,794	718
75	Coal	3,422	3,350	72	13,166	13,342	(176)
76	Gas, oil and other	1,334	1,554	(220)	6,356	6,703	(347)

77	Total generation production	6,642	6,334	308	28,034	27,839	195

	Purchased power
78	Firm load	638	913	(275)	5,028	5,388	(360)
79	Marketing and trading	639	2,078	(1,439)	4,558	11,296	(6,738)

80	Total purchased power	1,277	2,991	(1,714)	9,586	16,684	(7,098)

81	Total energy sources	7,919	9,325	(1,406)	37,620	44,523	(6,903)

	POWER PLANT PERFORMANCE

	Capacity Factors
82	Nuclear	74%	57%	17%	84%	79%	5%
83	Coal	89%	87%	2%	86%	87%	(1)%
84	Gas, oil and other	18%	21%	(3)%	22%	23%	(1)%
85	System average	48%	47%	1%	51%	52%	(1)%

	Generation Capacity Out of Service and Replaced for Native Load (average MW/day) (a)
86	Nuclear	287	470	(183)	155	216	(61)
87	Coal	89	164	(75)	155	158	(3)
88	Gas	188	264	(76)	197	271	(74)

89	Total	564	898	(334)	507	645	(138)

(a)	Includes planned and unplanned outages

See Glossary of Terms.	Page 6 of 25

Last Updated     2/20/2009
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended December 31, 2008 and 2007

		3 Mo. Ended December			12 Mo. Ended December
Line		2008	2007	Incr (Decr)	2008	2007	Incr (Decr)
	ENERGY MARKET INDICATORS (a)

	Electricity Average Daily Spot Prices ($/MWh)
	On-Peak
90	Palo Verde	$44.32	$57.18	$(12.86)	$71.16	$61.43	$9.73
91	SP15	$54.48	$68.13	$(13.65)	$79.33	$66.44	$12.89
	Off-Peak
92	Palo Verde	$33.39	$44.39	$(11.00)	$50.61	$41.24	$9.37
93	SP15	$40.10	$50.71	$(10.61)	$57.13	$45.99	$11.14

	WEATHER INDICATORS

	Actual
94	Cooling degree-days	504	595	(91)	4,682	5,161	(479)
95	Heating degree-days	321	398	(77)	904	995	(91)
96	Average humidity	36%	30%	6%	32%	30%	2%
	10-Year Averages
97	Cooling degree-days	441	441	—	4,635	4,635	—
98	Heating degree-days	394	394	—	939	939	—
99	Average humidity	38%	38%	0%	33%	33%	0%

	ECONOMIC INDICATORS

	Building Permits — Metro Phoenix (b)
100	Single-family	1,124	2,587	(1,463)	10,350	21,878	(11,528)
101	Multi-family	1,173	3,483	(2,310)	7,453	13,874	(6,421)

102	Total	2,297	6,070	(3,773)	17,803	35,752	(17,949)

	Arizona Job Growth (c)
103	Payroll job growth (% over prior year)	(3.6)%	0.1%	(3.7)%	(1.6)%	1.2%	(2.8)%
104	Unemployment rate (%, seasonally adjusted)	6.4%	4.1%	2.3%	5.1%	3.8%	1.3%

Sources:

(a)	Average of daily prices obtained and used with permission from Dow Jones & Company, Inc.

(b)	Arizona Real Estate Center, Arizona State University W.P. Carey College of Business

(c)	Arizona Department of Economic Security

See Glossary of Terms.	Page 7 of 25